Carillon Account is a separate account of Union Central Life Insurance Company registered with the Securities and Exchange Commission as a unit investment Trust under the Investment Company Act of 1940. Carillon Account has been divided into subaccounts, each of which invests in a different Portfolio of the funds as follows:

(1) Zenith Portfolio, Bond Portfolio, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, Russell 2000 Small Cap Index Portfolio and EAFE International Index Portfolio of the Pinnacle Series of Summit Mutual Funds, Inc.

(2) AIM V.I. Capital Appreciation Fund, Series I, and AIM VI
Growth Fund, Series I, of AIM Variable Insurance Funds, Inc.

(3) Alger American Leveraged AllCap Portfolio, Class O, and Alger
American MidCap Growth Portfolio, Class O, of The Alger American
Fund.

(4) American Century VP Income & Growth and American Century VP
Value Fund;

(5) MFS Emerging Growth Series, MFS Investors Trust Series, MFS
High Income Series, MFS New Discovery Series and MFS Total Return
Series of MFS Variable Insurance Trust;

(6) Neuberger Berman Advisers Management Trust Guardian
Portfolio.

(7) Oppenheimer Global Securities Fund/VA and Oppenheimer Main
Street Growth & Income Fund/VA of Oppenheimer Variable Account
Funds;

(8) Capital Growth Portfolio Class A, International Portfolio
Class A and Money Market Portfolio of Scudder Variable Series I;

(9) Seligman Communications and Information Portfolio (Class 2) and Seligman Small-Cap Value Portfolio (Class 2) of Seligman
Portfolios, Inc.; and

(10) Templeton Foreign Securities Fund Class 2 of Franklin
Templeton Variable Products Trust.



FOR THIS N-30D FILING FOR CARILLON ACCOUNT, PLEASE REFER TO THE
FOLLOWING EDGAR FILINGS:

Summit Mutual Funds, Inc.
Accession #: 0001047469-03-006013

AIM Variable Insurance Funds, Inc.
Accession #: 0000950129-03-001178

The Alger American Fund
Accession #: 0000930413-03-000579

American Century Variable Portfolios, Inc.
Accession #: 0000814680-03-000005

MFS Investors Trust Series of MFS Variable Insurance Trust
Accession #: 0000950156-03-000058

MFS High Income Series of MFS Variable Insurance Trust
Accession #: 0000950156-03-000068

MFS Emerging Growth Series of MFS Variable Insurance Trust
Accession #: 0000950156-03-000064

MFS Total Return Series of MFS Variable Insurance Trust
Accession #: 0000950156-03-000065

MFS New Discovery Series of MFS Variable Insurance Trust
Accession #: 0000950156-03-000059

Neuberger Berman Advisers Management Trust
Accession #: 0001206774-03-000093

Oppenheimer Global Securities Portfolio/VA
Accession #: 0000935069-03-000258

Oppenheimer Main Street Growth & Income Portfolio/VA
Accession #: 0000935069-03-000261

Scudder Variable Series I
Accession #: 0000088053-03-000198

Seligman Portfolios Inc.
Accession #: 0001015402-03-000625

Franklin Templeton Variable Insurance Products Trust
Accession #: 0000950109-03-000760